SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 16, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-9)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 256-5000


Former Address: 12855 North Outer Forty Drive, St. Louis, Missouri 63141
--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-9. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-9 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-9 REMIC Pass-Through Certificates.

     On October 29, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2003) as of October 1, 2003 of $349,314,886.10. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of October 1, 2003 was 718. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of October 1, 2003 was 5.780%. The weighted average remaining term to stated maturity of the mortgage loans as of October 1, 2003 was 357.72 months. All mortgage loans have original maturities of at least 20 but no more than 30 years. None of the mortgage loans were originated prior to February 1, 2003 or after October 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of October 1, 2003 was 359.02 months.

     None of the mortgage loans has a scheduled maturity later than October 1, 2033. Each mortgage loan had an original principal balance of not less than $53,371 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $7,846,158 as of October 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of October 1, 2003 was 64.5%. No more than $4,871,874 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 94% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 6% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 67% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 6;

      2. such mortgage loans had an aggregate scheduled principal balance of $2,412,580;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 72.8%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 97.5%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.500%. Discount loans will consist of mortgage loans with net loan rates less than 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $254,727,297 and $94,587,589, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 5.860% and 5.566%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 357.48 months and 358.37 months, respectively.

      The following tables set forth information regarding the mortgage loans as of October 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                718                         $349,314,886


Total                               718                         $349,314,886
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     611                         $299,811,387

Multi-family Dwellings*              18                            9,399,562

Townhouses                           11                            4,702,870

Condominium Units (one to four       17                            7,435,337
stories high)

Condominium Units (over four         11                            5,858,246
stories high)

Cooperative Units                    50                           22,107,484


Total                               718                         $349,314,886
                                    ===                         ============
-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            700                         $339,915,324

2-family                             16                            8,337,725

3-family                              1                              634,337

4-family                              1                              427,500


Total                               718                         $349,314,886
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    8                         $    779,002

$150,000 through $199,999             4                              691,602

$200,000 through $249,999             3                              679,963

$250,000 through $299,999             2                              534,420

$300,000 through $349,999            47                           15,898,821

$350,000 through $399,999           166                           62,810,665

$400,000 through $449,999           133                           56,183,025

$450,000 through $499,999           112                           53,477,612

$500,000 through $549,999            63                           33,072,202

$550,000 through $599,999            51                           29,529,915

$600,000 through $649,999            36                           22,753,115

$650,000 through $699,999            37                           25,315,386

$700,000 through $749,999            10                            7,253,761

$750,000 through $799,999            14                           10,856,197

$800,000 through $849,999             7                            5,822,775

$850,000 through $899,999             8                            6,990,409

$900,000 through $949,999             4                            3,711,668

$950,000 through $999,999            13                           12,954,346

$1,000,000 and over                   0                                    0


Total                               718                         $349,314,886
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% - 5.000%                       1                         $    638,196

5.001% - 5.500%                      59                           26,025,163

5.501% - 6.000%                     601                          296,412,141

6.001% - 6.500%                      54                           24,464,546

6.501% - 6.750%                       3                            1,774,840


Total                               718                         $349,314,886
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    305                         $156,102,932

65.001% - 75.000%                   179                           87,025,413

75.001% - 80.000%                   213                           98,340,384

80.001% - 85.000%                     7                            2,490,207

85.001% - 90.000%                     9                            3,893,711

90.001% - 95.000%                     5                            1,462,239


Total                               718                         $349,314,886
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  2,584,507
Arizona                               5                            2,636,395
Arkansas                              2                              929,670
California                          244                          121,583,830
Colorado                             13                            6,497,358
Connecticut                          22                           11,965,074
Delaware                              2                              758,819
District of Columbia                  1                              411,000
Florida                              19                            9,552,467
Georgia                              12                            5,418,903
Illinois                             25                           11,615,573
Indiana                               3                            1,351,944
Kansas                                3                            1,491,131
Louisiana                             2                            1,039,303
Maine                                 2                              738,009
Maryland                             26                           11,819,475
Massachusetts                        36                           16,745,070
Michigan                              6                            2,806,230
Minnesota                             3                            1,136,173
Missouri                              9                            4,842,767
Nevada                                3                            1,142,372
New Hampshire                         2                              916,110
New Jersey                           41                           20,459,583
New Mexico                            1                              458,000
New York                            154                           73,761,093
North Carolina                       11                            4,737,492
Ohio                                  1                              423,113
Oregon                                1                              454,646
Pennsylvania                          7                            3,233,792
Rhode Island                          2                              759,329
South Carolina                        2                            1,006,939
Tennessee                             5                            2,259,257
Texas                                10                            4,851,162
Utah                                  4                            1,660,763
Virginia                             27                           12,884,456
Washington                            8                             4,383,083


Total                               718                         $349,314,886
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 16, 2003